Liquidity	9 Months Ended
Dec. 31, 2013
Liquidity, Capital Requirements and Debt Restructurings
Liquidity, Capital Requirements and Debt Restructurings

Note 2 — Liquidity

As of February 25, 2014, we had cash of approximately $0.3 million available for general corporate purposes which we expect to sustain operations through March.  On or before March 10, 2014 we have a $25 million payment due under our Karlsson debt which if we fail to make payment we will be in default.  We will not be able to raise the money to pay off the Karlsson Group debt on or before March 10, 2014 and are in discussions with the Karlsson Group to extend the due date of this payment. In connection with this, we plan to negotiate parallel extensions with Apollo.  We may decide to file bankruptcy if we cannot raise sufficient funds to continue our operations.